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SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         This Amendment ("Amendment") is made as of the ____ day of March, 2000, by and between DMI FURNITURE, INC., a Delaware corporation (the "Company") and BANK ONE, INDIANA, NA (the "Bank").

         WHEREAS, the Company and the Bank entered into an Amended and Restated Credit Agreement dated October 3. 1997, as amended (collectively "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below:

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Capitalized terms not defined herein shall have the meaning ascribed in the Agreement.

         2. The definition of "Maximum Availability" under Section 1.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

"Maximum Availability" means, subject to the terms of Section 2.06: (i) from and after the Sixth Amendment Agreement Date to and including June 30, 2000, $23,000,000.00; (ii) from and after June 30, 2000 until the Scheduled Revolving Loan Maturity Date, $20,000,000.00.

         3. The Company represents and warrants that (a) the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, (b) no condition, act or event which could constitute an Event of Default under the Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an Event of Default under the Agreement.

         4. The Company agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this Amendment, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this Amendment.

         5. This Amendment shall become effective only after it is fully executed by the Company and the Bank. Except as amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

         6. This Amendment is a modification only and not a novation. Except for the above-quoted modification(s), the Agreement, any agreement or security document, and all the terms


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and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Agreement and made a part thereof. This Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Agreement or release any owner of collateral securing the Agreement. The validity, priority and enforceability of the Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Agreement, or any agreement or security document executed in conjunction therewith, the provisions of this Amendment shall supersede and control. Company acknowledges that as of the date of this Amendment it has no offsets with respect to all amounts owed by Company to Bank and Company waives and releases all claims which it may have against Bank arising under the Agreement on or prior to the date of this Amendment.

         7. The Company acknowledges and agrees that this Amendment is limited to the terms outlined above, and shall not be construed as an amendment of any other terms or provisions of the Agreement; The Company hereby specifically ratifies and affirms the terms and provisions of the Agreement. Company releases Bank from any and all claims which may have arisen, known or unknown, in connection with the Agreement on or prior to the date hereof. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future amendments, should any be requested.

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.

BANK ONE, INDIANA, NA                         DMI FURNITURE, INC.


By: _____________________________             By: ______________________________
    Steven J. Krakoski, Vice President            Joseph G. Hill, VP / CFO

ACKNOWLEDGMENT AND AGREEMENT BY GUARANTOR (S) AND/OR OWNER (S) OF COLLATERAL SECURING THE PROMISSORY NOTE.

The undersigned (i) consent to the modification of the Agreement and all other matters in the foregoing Amendment and, if a guarantor (ii) reaffirm the Guaranty Agreement, dated June 9, 1994 and any other agreements, documents and instruments securing or otherwise relating thereto ("Guarantor Documents"),
(iii) acknowledge that the Guarantor Documents continue in full force and effect, remain unchanged, except as specifically modified hereby, and are valid, binding and enforceable in accordance with their respective terms, (iv) agree that all references, if any, in the Guarantor Documents to the Agreement are modified to refer to that document as modified by the Amendment, and (v) agree to be bound by the release of Bank set forth in the Amendment.

DMI MANAGEMENT, INC.

By: ____________________________________
    Joseph G. Hill, CFO







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